2019 Acquisition - Preliminary Allocation of Purchase Price to Assets Acquired and Liabilities Assumed Based on Estimated Fair Values at Acquisition Date (Detail) - Aussie Health Assets $ in Thousands	Sep. 10, 2019 USD ($)
Business Acquisition [Line Items]
Inventory	$ 297
Goodwill	745
Intangible assets	333
Net assets acquired	$ 1,375